==============================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 31, 2006


                             INTERLINE BRANDS, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  NEW JERSEY
------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


             001-32378                                     22-2232386
------------------------------------------------------------------------------
     (Commission File Number)                (IRS Employer Identification No.)


 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
------------------------------------------------------------------------------
 (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (904) 421-1400

                                NOT APPLICABLE
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==============================================================================

This Current Report on Form 8-K is filed by Interline Brands, Inc., a New Jersey corporation ("Interline New Jersey"), whose parent corporation is Interline Brands, Inc., a Delaware corporation ("Interline Delaware") (NYSE:
IBI).


ITEM 8.01.   OTHER EVENTS.

             TENDER OFFER

             On May 23, 2006, Interline New Jersey commenced a tender offer and consent solicitation for all of its outstanding 11 1/2% Senior Subordinated Notes Due 2011 (the "11 1/2% notes"). A copy of the press release announcing the tender offer is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

             FINANCING TRANSACTIONS

             Interline New Jersey intends to commence marketing of a new $355 million bank credit facility shortly. The new credit facility is expected to consist of a $125 million 7-year term loan, a $130 million 7-year delayed draw term loan and a $100 million 6-year revolving credit facility. The delayed draw term loan will be available solely to fund the acquisition of substantially all of the assets of American Sanitary Incorporated (the "Acquisition") and the fees and expenses related to the Acquisition. Interline New Jersey also intends to offer $175.0 million of its fixed rate senior subordinated notes due 2016 in an underwritten public offering. The size and terms of the senior subordinated note offering as well as those of the new bank credit facility may vary depending on market conditions.

             Interline New Jersey intends to use the proceeds from the senior subordinated note offering, together with borrowings under the new bank credit facility, to repay the indebtedness under its existing credit facility, to purchase the existing 11 1/2% notes in the tender offer, to finance the Acquisition and to pay fees and expenses. The financings are expected to be completed by the end of the second quarter of 2006. Assuming that 100% of the 11 1/2% notes are purchased in the tender offer at a purchase price equal to 110.64% of their principal amount on June 23, 2006, Interline Delaware estimates that it will incur a loss on early extinguishment of debt of approximately $21 million related to the financing transactions in the second quarter of 2006, consisting of $13.8 million in tender premiums and a $7.2 million write-off of deferred financing costs associated with the indebtedness being refinanced.

             The indebtedness under the new bank credit facility is expected to be guaranteed by Interline Delaware and by the domestic subsidiaries of Interline New Jersey. Interline New Jersey's obligations and the guarantees under the new bank credit facility are expected to be secured by a first-priority security interest in substantially all of Interline New Jersey's assets and the assets of the guarantors, including a pledge of all the capital stock of Interline New Jersey and its domestic subsidiaries and 65% of the capital stock of the foreign subsidiaries of Interline New Jersey. Borrowings under the new term loan facility and revolving loan facility are expected to bear interest, at Interline New Jersey's option, at either adjusted LIBOR or at the alternate base rate plus a spread. Outstanding letters of credit under the existing revolving loan facility are expected to be subject to a per annum fee equal to the applicable spread over adjusted LIBOR for revolving loans. The new bank credit facility is also expected to provide for certain incremental term loans and incremental commitments under the revolving credit facility which are expected to be available to Interline New Jersey to repay indebtedness and make acquisitions if certain conditions (including various financial ratios) are met.

             In connection with the new credit facility, Interline New Jersey will be required to pay administrative fees, commitment fees, letter of credit issuance and administration fees and certain expenses and to provide certain indemnities, all of which are customary for financings of this type.

             The new bank credit facility is expected to contain affirmative, negative and financial covenants customary for such financings. In addition the new bank credit facility is expected to contain financial covenants that require Interline New Jersey to maintain certain financial ratios as of the last day of each fiscal quarter, including a minimum ratio of consolidated EBITDA to consolidated cash interest expense and a maximum ratio of net total indebtedness to consolidated EBITDA.

             The new bank credit facility is expected to contain events of default customary for such financings, including, but not limited to: nonpayment of principal, interest, fees or other amounts when due; violation of covenants; failure of any representation or warranty to be true in all material respects when made or deemed made; cross default and cross acceleration; certain ERISA events; change of control; insolvency; bankruptcy events; material judgments and actual or asserted invalidity of the guarantees or security documents. Some of these events of default will allow for grace periods and materiality concepts.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits.

             EXHIBIT
             NUMBER       DESCRIPTION
             -------      -----------

               99.1 Press release dated May 23, 2006, announcing Interline New Jersey's commencement of a Tender Offer and Consent Solicitation for all of its outstanding 11 1/2% Senior Subordinated Notes Due 2011.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERLINE BRANDS, INC.


                                          By: /s/ Thomas J. Tossavainen
                                              -----------------------------
                                              Name:  Thomas J. Tossavainen
                                              Title: Chief Financial Officer



Date: May 31, 2006

                             INDEX TO EXHIBITS
                             -----------------



   EXHIBIT
   NUMBER       DESCRIPTION
   -------      -----------

     99.1 Press release dated May 23, 2006, announcing Interline New Jersey's commencement of a Tender Offer and Consent Solicitation for all of its outstanding 11 1/2% Senior Subordinated Notes Due 2011.